Exhibit A

     NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR
QUALIFIED UNDER ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH WARRANT OR SECURITIES ISSUABLE UPON EXERCISE THEREOF UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER OF THIS WARRANT MAY NOT SELL, OFFER, CONTRACT TO SELL, PLEDGE, GRANT ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF PRIOR TO THE 90TH DAY AFTER THE DATE OF ISSUANCE OF THIS WARRANT.

No. W - __                                  Warrant to Purchase ______ Shares of
                                            Common Stock (subject to adjustment)

                    CLASS A WARRANT TO PURCHASE COMMON STOCK

                                       of

                           WIRE ONE TECHNOLOGIES, INC.

     THIS CERTIFIES that, for value received, _____________________________, and its successors and assigns (the "Holder"), is entitled to subscribe for and purchase from Wire One Technologies, Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, ______ shares of the Company's common stock, $.0001 par value per share ("Common Stock"), at a purchase price of $5.50 per share (the "Exercise Price") as adjusted from time to time pursuant to Section 7 hereof. The Holder shall be entitled to exercise this Warrant at any time or from time to time until 5:00 P.M., New York time, on June 1, 2006. If this Warrant is not exercised by the Holder by that time, then this Warrant shall expire. As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the partial exercise of this Warrant.

     1. Exercise of Warrant.

          (a) The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time, or from time to time, during the term hereof, by the surrender of this Warrant at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder) along with either:

               (i) a Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder (checking the first box under paragraph (1) of such Notice of Exercise), and payment in cash, by wire transfer or by check in an amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased; or

               (ii) a Notice of  Exercise  annexed  hereto  duly  completed  and executed on behalf of the Holder (checking the second box under paragraph (1) of such Notice of Exercise), in the event that the Holder wishes to exercise ("Cashless Exercise") this Warrant without payment of the Exercise Price; provided, however, that the Holder may elect Cashless Exercise only after one year from the date of original issuance of this Warrant and only if a registration statement with respect to the shares of Common Stock issuable upon the exercise of this Warrant is not then in effect. The presentation and surrender of this Warrant and a Notice of Exercise so completed shall be deemed a waiver of the Holder's obligation to pay all or any portion of the Exercise Price in respect of the number of shares of Common Stock indicated in such Notice of Exercise. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock being exercised by a fraction, the numerator of which shall be the excess, if any, of the then current market price per share of Common Stock over the Exercise Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 1(a)(ii), the then current market price per share of Common Stock at any date shall be deemed to be the average for the five consecutive trading days immediately prior to the Cashless Exercise of the daily closing prices of Common Stock as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or if not then publicly traded, the fair market price per share of Common Stock as determined by the Board of Directors of the Company.

          (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company, at its expense, shall issue and deliver to the person or persons entitled to receive the same, a certificate or certificates for the number of full shares issuable upon such exercise.

          (c) In the event that this Warrant is exercised in part, the Company, at its expense, will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

     2.  No  Fractional   Shares  or  Scrip.  No  fractional   shares  or  scrip
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

     3. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

     4. Rights of Stockholders. Subject to Section 7 this Warrant, the Holder shall not have, solely on account of its status as a holder of this Warrant, any rights of a stockholder of the Company, either in law or in equity, or to any notice of meetings of stockholders or of any other proceeding of the Company, except as provided in this Warrant.

     5. Compliance with Securities Laws.

          (a) The Holder, by acceptance hereof, acknowledges that this Warrant is being acquired solely for the Holder's own account, and not as a nominee for any other party, and for investment purposes only, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company and if the shares of Common Stock to be issued upon exercise hereof are not registered, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

          (b) The Holder represents and warrants to the Company that it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or has entered into a purchaser representative agreement with a "purchaser representative" as such term is defined in Rule 501(h) of Regulation D promulgated under the Securities Act.

          (c) This Warrant,  and any Warrant issued  pursuant to Section 1(c) or
     Section 3 of this Warrant, shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws); provided, however, that in any Warrant issued pursuant to Section 1(c) or Section 3, the third sentence shall be modified to refer to the original date of issuance of this Warrant:

               "NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH WARRANT OR SECURITIES ISSUABLE UPON EXERCISE THEREOF UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE HOLDER OF THIS WARRANT MAY NOT SELL, OFFER, CONTRACT TO
               SELL, PLEDGE, GRANT ANY OPTION TO PURCHASE OR OTHERWISE DISPOSE OF THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF PRIOR TO THE 90TH DAY AFTER THE DATE OF ISSUANCE OF THIS WARRANT."

          (d) All shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend, if appropriate, in substantially the following form (in addition to any legend required by state securities laws):

               "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

     6. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares of Common Stock that may be issued upon the exercise of this Warrant will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer by the Holder occurring contemporaneously). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

     7. Adjustments. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment from time to time as follows:

     7.1 Merger, Sale of Assets, Etc. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired, there shall be: (i) a reclassification, reorganization (other than a combination, exchange or subdivision of shares otherwise provided for herein); (ii) a merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise; (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person; or (iv) sale by the Company's shareholders of 50% or more of the Company's outstanding securities in one or more related transactions then, as a part of such reclassification, reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property resulting from such reclassification, reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reclassification, reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reclassification, reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 7. The foregoing provisions of this Section 7.1 shall similarly apply to successive reclassifications, reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     7.2 Dilutive Issuances.

          (a) Except as provided in Section 7.2(c), if the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall issue or sell any shares of Common Stock for a consideration per share less than the Exercise Price on the date of such issuance or sale, the Exercise Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Exercise Price plus (B) the consideration received by the Company upon such issuance and sale by (ii) the total number of shares of Common Stock outstanding after such issuance or sale.

          (b) Except as provided in Section 7.2(c), if the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall issue or sell any rights, options, warrants or securities convertible into Common Stock entitling the holders thereof to purchase Common Stock or to convert such securities into Common Stock at a price per share (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such rights, options, warrants or convertible securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "Total Consideration") by (ii) the number of additional shares of Common Stock issuable upon exercise or conversion of such securities) less than the then current Exercise Price in effect on the date of such issuance or sale, the Exercise Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (A) the number of shares of Common Stock outstanding on the date of such issuance or sale multiplied by the Exercise Price plus (B) the Total Consideration by (ii) the number of shares of Common Stock outstanding on the date of such issuance or sale plus the maximum number of additional shares of Common Stock issuable upon exercise or conversion of such securities.

          (c) No adjustment in the Exercise Price shall be required in the case of (i) issuances of shares of Common Stock pursuant to the exercise or conversion of options, warrants or shares of convertible securities that are outstanding as of the date of this Warrant in accordance with such securities' current exercise or conversion terms, (ii) the issuance of employee stock options after the date hereof and the issuance of any shares of Common Stock upon the exercise thereof, (iii) the issuance of shares of Common Stock or options, warrants or other convertible securities in connection with an underwritten public offering or (iv) the issuance of shares of Common Stock or options, warrants or other convertible securities in connection with the acquisition of a business or assets by the Company. The number of shares of Common Stock set forth in this Section 7.2(c) are subject to adjustment in accordance with any anti-dilution provisions existing on the date hereof under the terms of the instruments governing their issuance.

     7.3 Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of shares issuable upon exercise of this Warrant shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

     7.4 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 7, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

     7.5 Notice of Record Dates. The Company shall provide the Holder with at least 20 calendar days prior written notice of the date on which any of the events described in Sections 7.1 through 7.3, inclusive, shall take place, or of the record date if one will be set for any such event or for any proposed dividend or distribution by the Company. Such notice shall describe the material terms and conditions of the impending event. The Company shall provide the Holder with such other information about the event as the Holder shall reasonably request.

     7.6 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     7.7 Share Adjustment.

          (a) Upon each adjustment of the Exercise Price under this Section 7, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (b) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this Section 7.7(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 7 shall be made to the nearest cent or to the nearest 1/l00th of a share, as the case may be.

     8. Registration Rights; Lock-Up. The Holder shall have and be entitled to the registration rights, and be subject to the obligations, as set forth in
Section 14.8 of the Asset Purchase Agreement, made as of May 30, 2001, by and among the Company, GeoVideo Networks, Inc., a Delaware corporation, Thomas Weisel Capital Partners LLC, a Delaware limited liability company, Crest Communications Partners LP, a Delaware limited partnership, East River Ventures II L.P., a Delaware limited partnership, and Lucent Technologies, Inc., a Delaware corporation (the "Asset Purchase Agreement"). By its receipt of this Warrant, Holder acknowledges that it has received a copy of the Asset Purchase Agreement and Holder and each of its assignees agrees to be bound by the provisions of the Asset Purchase Agreement applicable to it, including, without limitation, the lock-up provision set forth in Section 14.6 of such Asset Purchase Agreement. Copies of the Asset Purchase Agreement may be obtained at no cost by written request made by the Holder of record hereof to the Company at the address set forth in Section 9.

     9. Notice. Any notice, request or demand required or permitted to be given under this Warrant shall be in writing and shall be effective when (i) delivered personally, (ii) when mailed, first class, postage prepaid, registered mail, return receipt requested, or (iii) delivered by courier as follows:

          (a)  If to the Company to:

               Wire One Technologies, Inc.
               225 Long Avenue
               Hillside, New Jersey  07205
               Facsimile:  (973) 282-2033
               Attention:  Jonathan Birkhahn, Esq.

               with a copy to:

               Fulbright & Jaworski L.L.P.
               666 Fifth Avenue
               New York, New York  10103
               Facsimile:  (212) 318-3400
               Attention:  Neil Gold, Esq.

          (b)  If to the Holder to:





               with a copy to:




or at such other address as the Company or the Holder shall specify by notice to the other party hereto.

     10. Amendments. This Warrant and any term hereof may not be amended, modified, supplemented or terminated, and waivers or consents to departures from the provisions hereof may not be given, except by written instrument duly executed by any and all effected parties.

     11. Headings and Entire Agreement. The section and subsection headings do not constitute any part of this Warrant and are inserted herein for convenience of reference only. This Warrant and the Asset Purchase Agreement embody the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede and preempt all prior oral and written understandings and agreements with respect to the subject matter hereof and thereof, and may not be amended, modified or changed orally, but only in writing signed by the party against whom enforcement of any amendment, modification, change, waiver, extension or discharge is sought.

     12. Governing Law. This Warrant is to be governed by and interpreted under the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

     13. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Warrant shall be brought exclusively in a New York State or United States
Federal court sitting in New York County, and each of the parties hereby expressly submits to such jurisdiction and venue of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized. Dated: ____________, 2001


                                           WIRE ONE TECHNOLOGIES, INC.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:

                               NOTICE OF EXERCISE

To: Wire One Technologies, Inc.

     (1) (Check one box below)

          [_] The undersigned hereby elects to purchase ____ shares of Common Stock of Wire One Technologies, Inc., pursuant to the provisions of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full; or

          [_] The undersigned hereby elects to surrender _____ shares purchasable under this Warrant for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrant, as provided for in Section 1(a)(ii) of such Warrant.

     (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that, unless registered, the shares of Common Stock to be issued upon exercise thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment purposes only, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. The undersigned further confirms and acknowledges that (check one box below):

          [_] it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act; or

          [_] it has entered into a purchaser representative agreement with a "purchaser representative" as such term is defined in Rule 501(h) of Regulation D promulgated under the Securities Act.

     (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                               ---------------------------------
                                                             (Name)

     (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                               ---------------------------------
                                                             (Name)



------------------------------
Name:
Date: